4. Other Investments	12 Months Ended
Dec. 31, 2013
Trust preferred securities prepayment by underlying bank
Other Investments

Federal Home Loan Bank (FHLB) stock, Federal Reserve Bank (FRB) stock, Pacific Coast Bankers’ Bank and Community Bankers’ Bank stock with a carrying value of $4,460 and $4,680 at December 31, 2013 and 2012, respectively are stated at cost and included as “ Other Investments” on the Company’s Balance Sheets. These investments are considered to be restricted as the Company is required by these entities to hold these investments, and the only market for this stock is the issuing agency. Also included in “Other Investments” is a Certificate of Deposit purchased from an FDIC - insured institution. The balance of this CD was $250 at December 31, 2013 and 2012, respectively.